UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2017 (November 3, 2017)

FRANKLY INC.

(Exact name of registrant as specified in its charter)

British Columbia	000-55821	98-1230527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Bryant Street, Suite 310

San Francisco, CA 94107

(Address of principal executive offices) (Zip code)

(415) 861-9797

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 3, 2017, Frankly Inc. (the “Company”) entered into new employment agreements (the “Employment Agreements”) with its Chief Executive Officer, Steve Chung, and its Chief Financial Officer/Chief Operating Officer, Lou Schwartz. Pursuant to the Employment Agreements, effective November 3, 2017, Mr. Chung is entitled to receive an annual cash base compensation in an amount equal to $360,000, which shall be increased to $400,000 upon completion of a strategic transaction, and Mr. Schwartz is entitled to receive an annual cash base compensation in an amount equal to $360,000. Both Mr. Chung and Mr. Schwartz are entitled to receive a cash annual bonus award of up to 100% of their respective base salaries if the Company meets or exceeds certain criteria adopted by the Company’s Board of Directors, which are enumerated in a retention plan entered into by the Company and Messrs. Chung and Schwartz on the same such date (the “Retention Plans”).

The foregoing description of the Employment Agreements and Retention Plans of Messrs. Chung and Schwartz does not purport to be complete and is qualified in its entirety by reference to the Employment Agreements and the Retention Plans, which are filed as Exhibit 10.1, 10.2, 10.3 and Exhibit 10.4 hereto and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure

In connection with the Employment Agreements and the Retention Plans described in Item 5.02 and the RSU issuance described in Item 8.01 of this Current Report, the Company issued a press release on November 6, 2017. This press release is attached to this Current Report as Exhibit 99.1.

Item 8.01.	Other Events.

On November 3, 2017, the Company issued an aggregate of 141,377 restricted share units (“RSUs”) to its independent directors in lieu of cash payment for services on the Company’s Board of Directors. The RSUs were distributed to the independent directors as follows: Tom Rogers – 60,025 RSUs, Steve Zenz – 45,533 RSUs and Samuel Hyun – 35,819 RSUs. The RSUs will vest by September 30, 2018. The Form of Restricted Stock Unit Agreement is attached to this Current Report as Exhibit 10.5.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Employment Agreement of Steve Chung, dated November 3, 2017
10.2	Employment Agreement of Lou Schwartz, dated November 3, 2017
10.3	Strategic Transaction Retention Plan of Steve Chung, dated as of November 3, 2017
10.4	Strategic Transaction Retention Plan of Lou Schwartz, dated as of November 3, 2017
10.5	Form of Restricted Stock Agreement
99.1	Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLY INC.

Dated: November 9, 2017	By:	/s/ Steve Chung
	Name:	Steve Chung
	Title:	Chief Executive Officer

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